UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	The New York Stock Exchange

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	The New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, a special meeting of stockholders of Athena Consumer Acquisition Corp. (“Athena”) has been adjourned and is scheduled to reconvene at 10:30 a.m. Eastern Time on December 21, 2022 (the “Extension Meeting”). The Extension Meeting is to be held for the purpose of considering and voting on, among other proposals, a proposal to amend Athena’s Amended and Restated Certificate of Incorporation (the “Extension Amendment”) to provide Athena with the right to extend the date (the “Deadline Date”) by which it must consummate an initial business combination (the “Extension”) up to six times for an additional one month each time, from January 22, 2023 to up to July 22, 2023, which is 21 months from the closing date of Athena’s initial public offering. The proposal is described in more detail in the definitive proxy statement related to the Extension Meeting filed by Athena with the Securities and Exchange Commission (the “SEC”) on November 23, 2022 and amended on November 30, 2022 (the “Extension Proxy Statement”).

On December 16, 2022, Athena issued a press release announcing that, if the Extension Amendment is approved at the Special Meeting and the Extension is implemented, the sponsor of Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), or its designees will deposit into the trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), the lesser of (x) $121,000 or (y) $0.55 per public share multiplied by the number of public shares outstanding, on each of the following dates: (i) January 23, 2023; and (ii) one business day following the public announcement by Athena disclosing that Athena’s board of directors has determined to extend the Deadline Date for an additional month in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”).

The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by Athena upon consummation of an initial business combination. If Athena does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment and the implementation of the Extension. No Contribution will occur if the Extension Amendment is not approved or the Extension is not implemented. If Athena has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Athena will further adjourn the Extension Meeting in the event that greater than 2,000,000 shares of Class A common stock of Athena are submitted for redemption and have not been reversed by the scheduled time of the adjourned Extension Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find It

Athena has filed an Extension Proxy Statement to be used at a special meeting of its stockholders with respect to the Extension Amendment. Athena has mailed the Extension Proxy Statement to its stockholders of record as of November 17, 2022 in connection with the Extension Amendment. Investors and security holders of Stockholders are advised to read the Extension Proxy Statement and any amendments thereto, because these documents will contain important information about the Extension Amendment and Athena. Stockholders will also be able to obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Athena Consumer Acquisition Corp., 442 5th Avenue, New York, NY 10018.

Participants in the Solicitation

Athena and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Extension Amendment. Investors and security holders may obtain more detailed information regarding the names and interests of Athena’s directors and officers in Athena and the Extension Amendment in Athena’s Annual Report on Form 10-K filed with the SEC on March 24, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports Athena file with the SEC, including the Extension Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Athena’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Athena’s stockholders for the Extension Amendment is not obtained; the level of redemptions made by the Athena’s stockholders in connection with the Extension Amendment and its impact on the amount of funds available in the Athena’s trust account to complete an initial business combination; the ability of Athena and the Sponsor to enter into additional Non-Redemption Agreements; and those factors discussed in the Athena’s Annual Report on Form 10-K filed with the SEC on March 24, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC, including the Extension Proxy Statement. Athena does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: December 16, 2022

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